PROSPECTUS                                                           MAY 1, 1996

                                                                     AS REVISED,
                                                               FEBRUARY 28, 1997
                        THE INFINITY MUTUAL FUNDS, INC.
                                AMERISTAR FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                INVESTOR SHARES
--------------------------------------------------------------------------------

    The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering Investor Shares of two diversified money market portfolios (the "Portfolios"), that seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

- The PRIME MONEY MARKET PORTFOLIO will invest in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank obligations, repurchase agreements, commercial paper and other corporate obligations.

- The U.S. TREASURY MONEY MARKET PORTFOLIO will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

    AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    Each Portfolio's investment adviser is First American National Bank (the "Adviser").

    BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

    Another class of shares--Trust Shares--are offered by a separate prospectus only to clients of the Adviser and certain other affiliated and non-affiliated institutions for their qualified trust, custody and/or agency accounts, and are not offered hereby. Trust Shares and Investor Shares are identical, except as to the services offered to each class and the expenses borne by each class which may affect performance. Investors desiring to obtain information about Trust Shares should ask their sales representative or call 1-800-852-0045.

    PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE ADVISER OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. PORTFOLIO SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                 --------------

    This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.

    The Statement of Additional Information, dated July 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     -----
Annual Operating Expenses.......................................................           3
Financial Highlights............................................................           4
Yield Information...............................................................           6
Description of the Portfolios...................................................           6
Management of the Portfolios....................................................           8
How to Buy Shares...............................................................          11
How to Redeem Shares............................................................          13
Shareholder Privileges..........................................................          15
Dividends, Distributions and Taxes..............................................          16
General Information.............................................................          18
Appendix........................................................................         A-1

DISTRIBUTED BY:                        INVESTMENT ADVISER:
BISYS Fund Services Limited            First American National
Partnership                            Bank
3435 Stelzer Road                      315 Deaderick Street
Columbus, Ohio 43219-3035              Nashville, Tennessee 37237

  For information about opening an account and other Fund services call: (800)
                                    824-3741
 To execute purchases, redemptions and exchanges and for information about the status
                      of your account call: (800) 852-0045

                           ANNUAL OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                                                   U.S.
                                                                                                      PRIME      TREASURY
                                                                                                    PORTFOLIO    PORTFOLIO
                                                                                                    INVESTOR     INVESTOR
                                                                                                     SHARES       SHARES
                                                                                                   -----------  -----------
Management Fees..................................................................................        .25%         .25%
Other Expenses (after expense reimbursement).....................................................        .40%         .25%
Total Portfolio Operating Expenses (after expense reimbursement)*................................        .65%         .50%

EXAMPLE:
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
  1 Year.........................................................................................   $       7    $       5
  3 Years........................................................................................   $      21    $      16
  5 Years........................................................................................   $      36    $      28
  10 Years.......................................................................................   $      81    $      63

--------------------------------------------------------------------------------

    THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

    The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by a Portfolio, the payment of which will reduce investors' annual return. The expenses noted above, without reimbursements, would have been: Other Expenses, .65% and Total Portfolio Operating Expenses,
 .90% for the Prime Portfolio; and Other Expenses, .50% and Total Portfolio Operating Expenses, .75% for the U.S. Treasury Portfolio. For a further description of the various costs and expenses incurred in a Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Portfolios."

------------

* Certain Service Organizations (as defined below) and other institutions also may charge their clients direct fees for effecting transactions in Portfolio shares and the Adviser, its affiliates and certain other institutions may charge customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Portfolio shares are purchased or redeemed; such fees are not reflected in the foregoing table.

                              FINANCIAL HIGHLIGHTS

    Contained below for each Portfolio is per share operating performance data for an Investor Share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the tables has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

                     AMERISTAR PRIME MONEY MARKET PORTFOLIO

                                                                                        YEAR ENDED   PERIOD ENDED
                                                                                       DECEMBER 31,  DECEMBER 31,
                                                                                           1995         1994*
                                                                                       ------------  ------------
Net Asset Value, Beginning of Period.................................................   $    1.000    $    1.000
                                                                                       ------------  ------------
Income from investment operations:
  Net investment income..............................................................        0.054         0.031
                                                                                       ------------  ------------
  Net realized and unrealized gains (losses) on securities transactions..............       --            --
                                                                                       ------------  ------------
Less dividends and distributions:
  Dividends from net investment income...............................................       (0.054)       (0.031)
                                                                                       ------------  ------------
Net Asset Value, End of Period.......................................................   $    1.000    $    1.000
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Total Return.........................................................................         5.51%         3.13%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................................................   $   63,919    $   82,351
  Ratio of expenses to average net assets............................................         0.65%         0.63%(b)
  Ratio of net investment income to average net assets...............................         5.37%         4.06%(b)
  Ratio of expenses to average net assets**..........................................         0.90%         0.93%(b)
  Ratio of net investment income to average net assets**.............................         5.12%         3.76%(b)

------------

 * For the period March 29, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

                 AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                    YEAR ENDED   PERIOD ENDED
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       1995         1994*
                                                                                   ------------  ------------
Net Asset Value, Beginning of Period.............................................   $    1.000    $    1.000
                                                                                   ------------  ------------
Income from investment operations:
  Net investment income..........................................................        0.053         0.030
                                                                                   ------------  ------------
Less dividends and distributions:
  Dividends from net investment income...........................................       (0.053)       (0.030)
                                                                                   ------------  ------------
Net Asset Value, End of Period...................................................   $    1.000    $    1.000
                                                                                   ------------  ------------
                                                                                   ------------  ------------
Total Return.....................................................................         5.41%         3.01%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..............................................   $  168,430    $  139,715
  Ratio of expenses to average net assets........................................         0.50%         0.54%(b)
  Ratio of net investment income to average net assets...........................         5.28%         4.02%(b)
  Ratio of expenses to average net assets**......................................         0.75%         0.83%(b)
  Ratio of net investment income to average net assets**.........................         5.03%         3.73%(b)

------------

 * For the period March 29, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

                               YIELD INFORMATION

From time to time, each Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Portfolio refers to the income generated by an investment in such Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

Yield information is useful in reviewing the Portfolio's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate Monitor-TM-, N. Palm Beach, Fla. 33408, IBC's Money Fund Report-TM- and other industry publications.

                         DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVES

Each Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved. Securities in which each Portfolio will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

Each Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

In accordance with Rule 2a-7, each Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board of Directors to present minimal credit risks and, with respect to the Prime Portfolio, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Directors. The NRSROs currently rating instruments of the type the Prime Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

PRIME PORTFOLIO--The Prime Portfolio will invest in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, loan participation agreements, guaranteed investment contracts, municipal obligations, repurchase agreements, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Prime Portfolio will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Prime Portfolio will not invest more than 35% of the value of its total assets in foreign securities. See "Appendix--Portfolio Securities." The Prime Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices." During normal market conditions, at least 25% of the Prime Portfolio's total assets will be invested in domestic and/or foreign bank obligations. See "Risk Factors Related to the Prime Portfolio" below.

U.S. TREASURY PORTFOLIO--The U.S. Treasury Portfolio will invest, as a fundamental policy, at least 65% of the value of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect thereof. See "Appendix--Portfolio Securities." The U.S. Treasury Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices."

Instruments which are issued or guaranteed as to principal and interest by the U.S. Government constitute direct obligations of the United States of America. The U.S. Treasury Portfolio will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States. Dividends and distributions paid by the U.S. Treasury Portfolio that are attributable to interest from direct obligations of the United States currently are not subject to personal income tax in most states. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.

RISK FACTORS RELATING TO THE PRIME PORTFOLIO-- To the extent the Prime Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Prime Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Prime Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

Since the Prime Portfolio may invest in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities, and by foreign branches and foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, it may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or the adoption of governmental restrictions with might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.

OTHER INVESTMENT CONSIDERATIONS--Each Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolios since each Portfolio usually will not pay brokerage commissions on purchases of short-term debt obligations. The value of the securities held by a Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized. The value of U.S. Treasury securities also will be affected by the supply and demand, as well as the perceived supply and demand, for such securities.

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Portfolio that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Investment decisions for each Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser or Sub-Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

BOARD OF DIRECTORS

The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Statement of Additional Information contains the name and general business experience of each Director.

INVESTMENT ADVISER

First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company having assets as of September 30, 1996 of approximately $10.3 billion. First American National Bank provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3,000 individual and business clients and investment advisory services. The Adviser, and its affiliates, as of September 30, 1996, had approximately $5.2 billion under trust and approximately $3 billion under management.

The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of clients which they manage in the types of securities in which the Portfolios may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Prime Portfolio. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession.

The Adviser supervises and assists in the management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

The Adviser has engaged Barnett Capital Advisors, Inc. (the "Sub-Adviser"), located at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256, to provide the day-to-day management of the Prime Portfolio's investments.

Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets less, in the case of the Prime Portfolio, any amount pay-able by the Fund to the Sub-Adviser. Pursuant to the Sub-Investment Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Fund has agreed to pay the Sub-Adviser a monthly fee at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Prime Portfolio's and .25 of 1% of the value of the U.S. Treasury Portfolio's average daily net assets. For such year, the Fund paid the Sub-Adviser at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets.

From time to time, the Adviser and/or the Sub-Adviser may waive receipt of their respective fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the expense ratio of that Portfolio and increasing yield to its investors. The Portfolio will not pay the Adviser and/or the Sub-Adviser at a later time for any amounts that may be waived, nor will the Portfolio reimburse the Adviser and/or the Sub-Adviser for any amounts that may be assumed.

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative services or sub-administrative services to, and distributes the shares of, other investment companies with over $80 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

For the fiscal year ended December 31, 1996, the Fund paid BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets.

As distributor, BISYS makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of such Portfolio's shares for sale to the public.

SHAREHOLDER SERVICES PLAN

Under a shareholder services plan adopted by the Fund's Board of Directors (the "Plan"), the Fund pays BISYS, as distributor, for the provision of certain services to the holders of Investor Shares at an annual rate of .25 of 1% of the value of each Portfolio's average daily net assets represented by Investor Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Portfolio and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Plan, BISYS may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with BISYS ("Service Organizations") in respect of these services. BISYS determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Investor Shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Plan while retaining the ability to be paid by the Fund under the Plan thereafter. The fees payable to BISYS under the Plan are payable without regard to actual expenses incurred.

The Fund understands that Service Organizations may charge fees to their clients who are the beneficial owners of Investor Shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by a Service Organization under its agreement with BISYS. Clients of Service Organizations should consult their Service Organizations in this regard.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

                               HOW TO BUY SHARES

GENERAL

Investor Shares may be purchased through a number of institutions, including the Adviser and its affiliates such as AmeriStar Capital Markets Inc., Service Organizations, and directly from BISYS. When purchasing Portfolio shares, you must specify the Portfolio being purchased and that the purchase is for Investor Shares. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different classes of Portfolio shares. Stock certificates will not be issued.

The minimum initial investment for each Portfolio is $1,000, and subsequent investments must be at least $100. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment for each Portfolio is $500, and subsequent investments must be at least $50. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases made in connection with certain shareholder privileges may have different minimum investment requirements. See "Shareholder Privileges."

Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

The Fund reserves the right to reject any purchase order for Investor Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

PROCEDURES

You may purchase Portfolio shares by check or wire, or through TELETRADE or a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

WRITTEN ORDERS--For written orders, you may send your initial or subsequent purchase order, together with the Fund's Account Application for initial orders, and your check or money order payable to: The AmeriStar Funds (Portfolio Name), to The AmeriStar Funds, P.O. Box 182239, Columbus, Ohio 43219-2239. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

WIRE ORDERS--For wire orders, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automatic Clearing House, you must call the Transfer Agent at 1-800-852-0045.

AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--Certain investor accounts with the Adviser, its affiliates and certain Service Organizations may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in shares of a Portfolio at predetermined intervals at the next determined net asset value. Investors desiring to use this privilege should consult such entity at which the investor maintains his account to determine if it is available and whether any conditions are imposed on its use. It is the responsibility of the financial institution holding the investor's funds to transmit such investor's order on a timely basis. The "sweep" program may be modified or terminated at any time by the Fund.

TELETRADE--You may purchase Portfolio shares (minimum purchase $500, maximum $50,000 per transaction) without charge by telephone for an existing Fund account if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between the bank account designated on the Account Application and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. TELETRADE purchases are effected at the net asset value next determined after receipt of an order in proper form by the Transfer Agent. See "Terms of Purchase" below. TELETRADE may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations. The Fund may modify or terminate TELETRADE at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TELETRADE, you may request such a purchase of Portfolio shares by telephoning the Transfer Agent at 1-800-852-0045.

TERMS OF PURCHASE

If your purchase order is received by the Transfer Agent by 2:00 p.m., Eastern time, on a business day (which, as used herein, shall include each day the New York Stock Exchange is open for business, except Martin Luther King, Jr. Day, Columbus Day and Veterans' Day), shares will be purchased as of 2:00 p.m., Eastern time, on such business day if payment is received in, or is converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If your purchase order is received after 2:00 p.m., Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 2:00 p.m., Eastern time, on the business day on which Federal Funds are available. The New York Stock Exchange currently is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If you request transactions in shares of a Portfolio through the Adviser, its affiliates or a Service Organization, it is such entity's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

Each Portfolio's net asset value per share is determined as of 2:00 p.m., Eastern time, on each business day, except on days where there are not sufficient changes in the value of a Portfolio's investment securities to materially affect the Portfolio's net asset value and no purchase orders or redemption requests have been received. Net asset value per Investor Share is computed by dividing the value of the Portfolio's net assets attributable to Investor Shares (i.e., the value of its assets less liabilities) by the total number of Investor Shares of such Portfolio outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

Federal regulations require that an investor provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

                              HOW TO REDEEM SHARES

GENERAL

An investor who has purchased shares through an account with the Adviser, its affiliates or a Service Organization must redeem shares by following instructions pertaining to such account. If such investors also are the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares as described below under "Procedures." Such investors wishing to use the other redemption methods described below must arrange with the Adviser, its affiliates or the Service Organization for delivery of the required notice(s) to the Transfer Agent. It is the responsibility of the Adviser, its affiliates or the Service Organization, as the case may be, to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures described below.

When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED PORTFOLIO SHARES BY CHECK OR BY TELETRADE AND SUBSEQUENTLY SUBMIT A REDEMPTION REQUEST BY MAIL, THE REDEMPTION PROCEEDS WILL NOT BE TRANSMITTED TO YOU UNTIL BANK CLEARANCE OF THE CHECK OR TELETRADE PAYMENT USED FOR INVESTMENT WHICH MAY TAKE UP TO TEN BUSINESS DAYS. THE FUND WILL DELAY REQUESTS TO REDEEM SHARES BY WIRE FOR A PERIOD OF UP TO TEN BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR TELETRADE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THIS PROCEDURE DOES NOT APPLY TO SHARES PURCHASED BY WIRE PAYMENT. PRIOR TO THE TIME THE REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP.

The Fund imposes no charges when shares are redeemed. The Adviser, its affiliates and Service Organizations may charge their clients a fee for effecting redemptions of Portfolio shares. The value of Portfolio shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

WRITTEN ORDERS--Written requests for redemption, indicating the name of the Portfolio and that Investor Shares are being redeemed, with signature appropriately guaranteed, if required, and otherwise in accordance with the requirements listed below, should be mailed to The AmeriStar Funds, P.O. Box 182239, Columbus, Ohio 43219-2239.

REDEMPTION BY CHECK--If you desire to use check redemption, you should consult the Adviser, its affiliates or your Service Organization to determine its availability. At such entity's request, the Transfer Agent will provide you with redemption checks. These checks can be made payable to the order of any person in an amount not less than $500. The payee of the check may cash or deposit the check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the check is cleared. There currently is no charge for the use of checks; however, the Transfer Agent may impose a charge for stopping payment of a check upon your request, or if the check cannot be honored due to insufficient funds or other valid reason. Shares for which stock certificates have been issued may not be redeemed by check. The Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time upon notice to shareholders.

WIRE REDEMPTION PRIVILEGE--After appropriate prior authorization, you may request by telephone or in writing that redemption proceeds be transmitted by the Transfer Agent via Federal Funds wire transfer to your bank account. Redemption requests must be in an amount of at least $1,000. The Fund reserves the right to refuse any request for a wire transfer and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund.

AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--See Page 11.

TELETRADE--You may redeem Portfolio shares (minimum $500, maximum $50,000 per transaction) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between your Fund account and the bank account designated on the Account Application. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. The Fund may modify or terminate TELETRADE at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TELETRADE, you may request such a redemption of Portfolio shares by telephoning the Transfer Agent at 1-800-852-0045.

REDEMPTION REQUIREMENTS

Written redemption instructions, indicating the name of the Portfolio and that Investor Shares are being redeemed, and duly endorsed share certificates, if previously issued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. Except as noted below, all signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. The signature-guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and
(2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. You may obtain, from the Fund or the Transfer Agent, forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.

You may redeem or exchange Portfolio shares by telephone if you have checked the appropriate box on the Fund's Account Application. By selecting a telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Organization, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used.

                             SHAREHOLDER PRIVILEGES

The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations and the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus. Such investors should consult the Adviser, its affiliates or their Service Organization in this regard.

EXCHANGE PRIVILEGE

The Exchange Privilege enables you to purchase, in exchange for shares of a Portfolio, shares of the other Portfolio offered by this Prospectus, or shares of another AmeriStar Portfolio, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, its affiliate where you maintain your account, your Service Organization or BISYS to determine if it is available and whether any conditions are imposed on its use.

To use the Exchange Privilege, you or your Service Organization acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone, or in accordance with the instructions pertaining to your account at the Adviser or its affiliates. If you previously established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-852-0045. See "How to Redeem Shares--Redemption Requirements." Before any exchange into a Portfolio offered by another prospectus, you must obtain and should review a copy of the current prospectus of the Portfolio into which the exchange is being made. Prospectuses may be obtained from the Adviser, its affiliates, certain Service Organizations or BISY. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made.

Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into a Portfolio sold with a sales load. If you are exchanging into a Portfolio that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan permits you to purchase Portfolio shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to The AmeriStar Funds, P.O. Box 182239, Columbus, Ohio 43219-2239, and such notification will be effective three business days following receipt. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN

    The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Fund or the Transfer Agent.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio declares dividends from net investment income on each day that the Portfolio is open for business. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Portfolio shares at net asset value or, at your option, paid in cash. Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. Dividends paid by each class of shares of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount regardless of class, except that the expenses attributable solely to a class will be borne exclusively by such class. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

If you elect to receive distributions in cash and your distribution checks (1) are returned to the Fund marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Portfolio shares at the net asset value determined as of the date of cancellation.

Distributions from net realized securities gains, if any, are declared and paid once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. You may choose whether to receive distributions in cash or to reinvest in additional Investor Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from interest and distributions from any net realized short-term securities gains are generally taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. Dividends and distributions may be subject to certain state and local taxes. No dividend will qualify for the dividends-received deduction allowable to certain corporations.

Dividends paid by a Portfolio derived from net investment income and distributions from net realized short-term securities gains paid by such Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to income dividends and distributions from securities gains, if any, paid during the year.

Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolios may invest may be subject to state tax. The Fund will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the U.S. Treasury Portfolio that is attributable to interest income from direct obligations of the United States.

Management of the Fund believes that each Portfolio qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                              GENERAL INFORMATION

The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.

The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 750 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into Investor Shares (375 million) and Trust Shares (375 million). Trust Shares, which are described in a separate prospectus, are sold only to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of the Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Shareholder Services Plan.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act, and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, Investor Shares of two of the Fund's AmeriStar Portfolios are being offered--Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio, each of which is a diversified money market fund. From time to time, other portfolios may be established and sold pursuant to other offering documents. Prior to January 1, 1997, the AmeriStar Portfolios were named ValueStar Portfolios.

To date, 14 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes).

The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                    APPENDIX

PORTFOLIO SECURITIES

To the extent set forth in this Prospectus, each Portfolio may invest in the securities described below.

U.S. TREASURY SECURITIES--Each Portfolio may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES--In addition to U.S. Treasury securities, the Prime Portfolio and, to a limited extent, the U.S. Treasury Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

ZERO COUPON AND STRIPPED SECURITIES--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

REPURCHASE AGREEMENTS--Each Portfolio may enter into repurchase agreements, which involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--The Prime Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Prime Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Prime Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. See "Description of the Portfolios-- Risk Factors Relating to the Prime Portfolio."

BANK OBLIGATIONS--The Prime Portfolio will invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. See "Description of the Portfolios--Risk Factors Relating to the Prime Portfolio." Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--The Prime Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Prime Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Prime Portfolio may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations.

FLOATING AND VARIABLE RATE OBLIGATIONS--The Prime Portfolio also may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Prime Portfolio may invest in them only if the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Prime Portfolio may invest. The Sub-Adviser, on behalf of the Prime Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Prime Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Sub-Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

NOTES--The Prime Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, provided such investments are consistent with its investment objective. The Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are illiquid.

PARTICIPATION INTERESTS AND TRUST RECEIPTS--The Prime Portfolio may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. See "Investment Objectives and Management Policies--Portfolio Securities" in the Statement of Additional Information. A participation interest or receipt gives the Prime Portfolio an undivided interest in the security in the proportion that the Prime Portfolio's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Prime Portfolio, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Prime Portfolio may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Sub-Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Prime Portfolio, the Sub-Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Prime Portfolio should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Prime Portfolio will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Prime Portfolio's interest in the security, plus accrued interest. As to these instruments, the Prime Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Not more than 10% of the value of the Prime Portfolio's net assets will be invested in participation interests and trust receipts that do not have this demand feature, and in other securities that are illiquid.

GUARANTEED INVESTMENT CONTRACTS--The Prime Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Prime Portfolio would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Prime Portfolio on a monthly basis interest which is based on an index (in most cases the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio will not invest more than 10% of the value of its net assets in GICs and in other illiquid securities. The Prime Portfolio currently does not expect to invest more than 5% of its net assets in GICs.

MUNICIPAL OBLIGATIONS--The Prime Portfolio may make limited investments (up to 5% of its net assets) in municipal obligations when their yield on a pre-tax basis is comparable to that of taxable money market instruments. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Dividends received by shareholders of the Prime Portfolio which are attributable to interest income received by it from municipal obligations generally will be subject to Federal income tax. The Prime Portfolio currently intends to invest no more than 5% of its net assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

INVESTMENT PRACTICES

LENDING PORTFOLIO SECURITIES--From time to time, each Portfolio may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the relevant Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. Each Portfolio continues to be entitled to payments in amounts equal to the interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

REVERSE REPURCHASE AGREEMENTS--Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. The Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, each Portfolio may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to each Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with each Portfolio's investment objective and management policies.

WHEN-ISSUED SECURITIES--Each Portfolio may purchase money market securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on the securities are fixed when the buyer enters into the commitment. A Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. A Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

ILLIQUID SECURITIES--Each Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests and trust receipts that are not subject to the demand feature described above, floating and variable rate demand obligations as to which the Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

BORROWING MONEY--As a fundamental policy, each Portfolio is permitted to borrow money in an amount up to 33 1/3% of the value of its total assets. However, each Portfolio currently intends to borrow money only (a) for temporary or emergency (not leveraging) purposes or (b) in connection with the entry into reverse repurchase agreements, in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any investments.

No person has been authorized to
give any information or to make any                 [LOGO]
representations other than those
contained in this Prospectus and
in the Fund's official sales
literature in connection with the
offer of the Fund's shares, and, if
given or made, such other information
or representations must not relied upon
as having been authorized by the Fund.
This Prospectus does not constitute an            AMERISTAR PRIME
offer in any State in which, or to any         MONEY MARKET PORTFOLIO
person to whom, such offering may not
lawfully be made.                             AMERISTAR U.S. TREASURY
                                               MONEY MARKET PORTFOLIO



                                                     PROSPECTUS



MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR ENDORSED OR
GUARANTEED BY, ANY BANK, AND ARE NOT
FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER GOVERNMENTAL
AGENCY. MONEY MARKET MUTUAL FUND SHARES            INVESTOR SHARES
INVOLVE CERTAIN RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.
                                                     May 1, 1996
                                            AS REVISED, FEBRUARY 28, 1997